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                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Stock Pledge Agreement") , dated as of August 24, 1995, is made and entered into by and between SKC Investments, Inc., a Delaware Corporation ("SKC"), and Barry Diller (the "Pledgor").


                              W I T N E S S E T H:

         WHEREAS, the Pledgor and Silver King Communications, Inc., a Delaware corporation (the "Company"), have entered into a certain Equity Compensation Agreement, dated as of August 24, 1995 (as such agreement may be amended from time to time, the "Agreement") whereby the Company has agreed, inter alia, to issue and sell to Pledgor 441,988 shares of common stock, par value $0.01 per share, of the Company (the "Shares"). Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Agreement;

         WHEREAS, in consideration of a loan by SKC to the Pledgor of $4,997,779.25, receipt of which by the Pledgor is hereby acknowledged, to enable the Pledgor to purchase 220,994 of the Shares (the "Restricted Shares"), the Pledgor is delivering to SKC a duly executed Non-Recourse Secured Promissory Note of the Pledgor in the principal amount of $4,997,779.25 dated as of the date hereof (as such note may be amended from time to time, the "Note");

         WHEREAS, the Pledgor wishes to grant further security and assurance to SKC as provided in this Agreement in order to secure the payment of the principal of, and all fees, expenses and other amounts owing in respect of, the Note and to pledge to SKC the Restricted Shares along with 44,199 additional Shares (the "Additional Pledged Shares");

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Pledge. As collateral security for the full and timely payment of the principal of, and all fees, expenses and other amounts owing in respect of, the Note, the Pledgor hereby delivers, deposits, pledges, transfers and assigns to SKC, in form transferable for delivery, and creates in SKC a continuing security interest in (i) the
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Restricted Shares, the Additional Pledged Shares and all certificates or other instruments or documents evidencing any of the above now owned by the Pledgor (together with any securities or property required to be delivered to the Pledgor pursuant to section 2(b) hereof, the "Pledged Securities") (ii) all dividends, payments and distributions of every kind due and payable or distributable in respect of all or any of the Pledged Securities (the "Pledged Dividends") and (iii) all other property, assets, accounts and moneys received by Pledgor in respect of the Pledged Securities or the sale, transfer, assignment, encumbrance or other disposition thereof (together with the Pledged Securities and Pledged Dividends, the "Collateral").

         The Pledgor hereby delivers to SKC the Pledged Securities and appropriate undated security transfer powers duly executed in blank for the Pledged Securities set forth above.

         Section 2. Administration of Collateral. The following provisions shall govern the administration of the Collateral:

         (a) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Note), the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Stock Pledge Agreement, the Agreement, the Note or any document or instrument delivered or to be delivered pursuant to or in connection with the Agreement, including voting the Pledged Securities and receiving all cash Pledged Dividends and giving consents, waivers and ratifications in respect thereof.

         (b) (i) If, while this Stock Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as a dividend or distribution in respect of, in substitution of, or in exchange for any Pledged Securities, or in the event of a recapitalization, reclassification or similar transaction, the Pledgor agrees to accept the same as SKC's agent and to hold the same in trust on behalf of and for the benefit of SKC and to deliver the same forthwith to SKC in the exact form received, with the endorsement of the Pledgor, when necessary, and/or appropriate undated security





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transfer powers duly executed in blank, to be held by SKC, subject to the terms of this Stock Pledge Agreement, as additional Collateral. Notwithstanding the foregoing, it is agreed that the Pledgor may exercise any option or right received as contemplated in the preceding sentence, and SKC will exercise any such option or right upon receipt of written instructions to such effect, accompanied by any required payments or documents from the Pledgor and the securities received upon such exercise of any such option or right shall be delivered to and thereafter held by SKC as contemplated by the preceding sentence, subject to the other terms and conditions of this Stock Pledge Agreement.

                 (ii) SKC specifically acknowledges and agrees that the Pledgor shall be permitted to exchange any or all of the Restricted Shares and the Additional Pledged Shares for an equal number of shares of the Company's Class B Common Stock par value $.01 per share (the "Class B Shares") pursuant to the terms of the Stockholders' Agreement, dated as of August 24, 1995, by and between Liberty Media Corporation ("Liberty") and the Pledgor (the "Stockholders' Agreement"), provided, however, that Pledgor shall deliver to SKC as Collateral hereunder all Class B Shares so obtained by Pledgor, which shall become Pledged Securities for all purposes hereunder. Upon receipt by SKC of Class B Shares as Collateral as described in the immediately preceding sentence, SKC shall release from the liens created hereunder that number of Shares equal to the number of Class B Shares so received and shall execute and deliver to Pledgor all releases or other documents reasonably requested by Pledgor to evidence such release.

         (c) The Pledgor shall immediately upon request by SKC and in confirmation of the security interests hereby created, execute and deliver to SKC such further instruments, deeds, transfers, assurances and agreements, in such form and substance as SKC shall request, including any financing statements and amendments thereto, or any other documents, required under Delaware law and any other applicable law to protect the security interests created hereunder.

         (d) Subject to the exercise of any right with respect to the Pledged Securities and other Collateral by SKC pursuant to this Stock Pledge Agreement, and subject to Sections 3 and 5 below, upon prepayment of $2,498,889.63 of the principal amount of the Note, SKC shall release from the pledge hereunder and return to the Pledgor Pledged Securities evidencing an aggregate of 154,696 Shares and/or Class B Shares (in such proportion as requested by the Pledgor), together with any and all Pledged Dividends and other Pledged





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Securities received by SKC pursuant to Section 2(b) hereof in respect of such
154,696 Shares and/or Class B Shares and shall execute and deliver to Pledgor all releases or other documents reasonably requested by Pledgor to evidence such release. The remaining Collateral shall be released from the pledge hereunder and returned to the Pledgor upon payment in full of the unpaid principal of and all fees, expenses and other amounts owing in respect of the Note.

         Section 3. Remedies in Case of an Event of Default.

         (a) Subject to paragraph (b) below, in case an Event of Default shall have occurred and be continuing, SKC shall have in each case all of the remedies of a secured party under the Delaware Uniform Commercial Code, and, without limiting the foregoing, shall have the right, in its sole discretion, to sell, resell, assign and deliver all or, from time to time, any part of the Collateral, including without limitation, the Pledged Securities, and any interest in or option or right to purchase any part thereof, on any securities exchange on which the Pledged Securities or any of them may be listed, at any private sale or public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that SKC shall give ten days, notice to the Pledgor of the time and place of any sale pursuant to this Section 3, which period Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as SKC shall reasonably determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale SKC may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. SKC shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by SKC in enforcing its rights under this Stock Pledge Agreement, second to the payment of all fees, expenses and other amounts owing in respect of the Note and third to the unpaid principal of the Note. Any purchaser at any such sale described in this paragraph shall hold the property so purchased absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Pledgor may now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.





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         (b)     Notwithstanding anything to the contrary contained herein, SKC shall not sell, assign or purchase any Pledged Securities consisting of Class B Shares. In the event SKC determines it is necessary to dispose of any of the Class B Shares in the exercise of its remedies hereunder (such shares, the "Foreclosed Class B Shares"), SKC shall first make an offer to Pledgor to exchange each Foreclosed Class B Share for a share of common stock of the Company. To the extent the Pledgor shall not make such exchange within 10 days of receipt of such offer, SKC shall then offer to exchange the remaining Foreclosed Class B Shares to Liberty (or its designee) and the Silver Company (as defined in the Stockholders' Agreement), which offer Liberty and the Silver Company shall have 10 days to accept or reject, for an equal number of shares of common stock of the Company, in which case such exchange shall occur following the receipt of all required regulatory consents, authorizations and approvals and the expiration of all waiting periods in connection with such exchange or sale, if any. If, after making the offers and exchanges described above in this Section 3(b), SKC retains any Foreclosed Class B Shares, prior to any disposition thereof to any person or entity other than Pledgor, Liberty (or its designee) or the Silver Company, SKC shall cause the Company to convert to common stock each such Foreclosed Class B Share pursuant to the terms of the Class B Shares and the Company's Restated Certificate of Incorporation. Upon the transfer to Pledgor, Silver Company or Liberty of any Foreclosed B Shares, SKC shall release from the liens created hereunder such transferred shares and shall execute and,deliver to Pledgor, Silver Company or Liberty, as the case may be, all releases or other documents reasonably requested by such entity to effect such release.

         (c) The Pledgor recognizes that SKC may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act or in the rules and regulations promulgated thereunder or in applicable state securities, or "blue sky," laws, but may be compelled to resort to one or more private sales to a purchaser or group of purchasers, including Liberty (or its designee) and/or the Silver Company, who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral was sold at public sale, and that SKC has no obligation to delay the sale of the Collateral for the period of time necessary to permit the registration of the Pledged Securities or other Collateral for public sale under the Securities Act and under





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applicable state securities, or "blue sky," laws. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         (d) Neither failure nor delay on the part of SKC to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         Section 4. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Stock Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (a) any subordination, amendment or modification of or addition or supplement to the Agreement or the Note; (b) any exercise or non-exercise by SKC of any right, remedy, power or privilege under or in respect of this stock Pledge Agreement or the Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of the Note or any assignment or transfer of the Agreement, the Note or this Stock Pledge Agreement; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of SKC, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

         Section 5. Transfer by Pledgor. The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein, except in accordance with this Stock Pledge Agreement, the Agreement and the Stockholders' Agreement. In the event of a sale, assignment, transfer or other disposition of or mortgage, pledge or other encumbrance of Pledged Securities pursuant to the Agreement or the Stockholders' Agreement, the Pledged Securities so sold, assigned, transferred or otherwise disposed of or mortgaged, pledged or otherwise encumbered shall remain subject to the provisions of this Stock Pledge Agreement, except as provided in Section 2(b)(ii), and no such sale, assignment, transfer or other disposition of or mortgage, pledge or other encumbrance of Pledged Securities may be effected (other than an exchange of Shares as provided in Section 2(b)(ii) hereof) unless and until the proposed purchaser, assignee, transferee or other acquiror, mortgagee or pledgee shall agree in writing, in form and substance satisfactory to SKC in its sole discretion, to be bound by





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all the terms of this Stock Pledge Agreement with the same force and effect as if such transferee were a party hereto.

         Section 6. Attorney-in-Fact. SKC is hereby appointed the attorney-in-fact of the Pledgor and the Pledgor's transferees for the purpose of carrying out the provisions of this Stock Pledge Agreement and taking any action and executing any instrument that SKC reasonably may deem necessary or advisable to accomplish the purposes hereof and/or to exercise its rights hereunder, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

         Section 7. Termination. Upon payment in full of the unpaid principal of, and all fees, expenses and other amounts owing in respect of, the Note, this Stock Pledge Agreement shall terminate, the liens created hereunder shall be released and all rights in the Collateral shall revert to Pledgor. Following such termination, SKC shall deliver such of the Pledged Securities and other Collateral as have not theretofore been released pursuant to Section 2(d) or
Section 5 hereof or otherwise applied pursuant to the provisions of this Stock Pledge Agreement (including pursuant to Section 3) and, upon request of Pledgor, shall execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and release.

         Section 8. Notice. All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Agreement and, in the case of SKC, in care of the Company at the address provided in the Agreement.

         Section 9. Binding Effect, Successors and Assigns. This Stock Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Stock Pledge Agreement. Notwithstanding the foregoing, the parties hereto acknowledge and agree that each of Liberty and the Silver Company shall be beneficiaries of the provisions of Section 3(b) hereof and shall be entitled to enforce the obligations set forth in such
Section 3(b) as if a party to this Stock Pledge Agreement.





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         Section 10. Miscellaneous. SKC and its assigns shall have no obligation in respect of the Pledged Securities, except to hold, dispose of and release the same in accordance with the terms of this Stock Pledge Agreement. Neither this Stock Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought (including Liberty and the Silver Company in the case of any amendment, modification, waiver of other change in the terms of Section 3(b) hereof). The provisions of this Stock Pledge Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Stock Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Stock Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. This Stock Pledge Agreement may be executed simultaneously in counterparts, each of which is an original, but all of which together shall constitute one instrument.

         Section 11. Regulatory Approvals. Notwithstanding anything to the contrary contained herein, if any action to be taken hereunder requires the prior approval of the Federal Communications Commission, the action shall not be taken until such time as the required approval is obtained, and the Pledgor and SKC will cooperate to obtain any such required approval.

         Section 12. Severability. In case any provision of this Stock Pledge Agreement is invalid, illegal or unenforceable in any jurisdiction, (i) such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, (ii) the invalidity, illegality or unenforceability of such provision shall in no way affect or impair any other provision of this Stock Pledge Agreement, each of which will continue to be valid and enforceable, and (iii) the parties hereto shall use their best efforts to negotiate a replacement provision, which provision shall, to the extent permitted by law, have the same effect as any severed term.

         Section 13. Third Party Beneficiaries. It is the intention and agreement of the parties hereto that each of Silver Company and Liberty is a beneficiary of the provisions of Section 3(b) hereof.





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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge
Agreement to be executed and delivered as of the date first written above.

                                        PLEDGOR:

                                        /s/ Barry Diller
                                        -----------------------------------
                                            Barry Diller


                                        PLEDGEE:

                                        SKC Investments, Inc.

                                        By /s/ Steven H. Grant
                                           --------------------------------
                                           Name: Steven H. Grant
                                           Title: Secretary/Treasurer


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